SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only
                                        (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                                DenAmerica Corp.
                  --------------------------------------------
                (Name of Registrant as Specified In Its Charter)

               ---------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                                DENAMERICA CORP.

                 ---------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 26, 1997
                 ---------------------------------------------



         The Annual Meeting of Shareholders of DenAmerica, a Georgia corporation (the "Company"), will be held at 12:00 noon on Thursday, June 26, 1997, at the Radisson Resort of Scottsdale, 7171 N. Scottsdale Road, Scottsdale, Arizona for the following purposes:

         1. To elect directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

         2. To approve the Company's 1996 Stock Option Plan.

         3. To approve an amendment to the Company's Restated Articles of Incorporation to (a) increase the number of shares of the Company's common stock, par value $.10 per share, that are authorized for issuance from the current maximum of 20,000,000 shares to a maximum of 40,000,000 shares, and (b) authorize 5,000,000 shares of serial preferred stock, par value $.01 per share, which may be issued in one or more series from time to time as determined by the Company's Board of Directors with such designations, preferences, privileges, conversion and other rights, voting powers, restrictions, limitations, qualifications, and other terms and conditions as the Board of Directors may determine.

         4. To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on May 23, 1997 are entitled to notice of and to vote at the meeting.

         All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she previously has returned a proxy.

                                        Sincerely,



                                        William J. Howard
                                        Secretary
Scottsdale, Arizona
May __, 1997

                                DENAMERICA CORP.
                           7373 North Scottsdale Road
                                   Suite D-120
                            Scottsdale, Arizona 85253

                  ---------------------------------------------
                                 PROXY STATEMENT
                  ---------------------------------------------


                            VOTING AND OTHER MATTERS

General

         The enclosed proxy is solicited on behalf of DenAmerica Corp., a Georgia corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Annual Meeting of Shareholders to be held Thursday, June 26, 1997 at 12:00 noon (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at the Radisson Resort of Scottsdale, 7171 N. Scottsdale Road, Scottsdale, Arizona.

         These proxy solicitation materials were first mailed on or about May __, 1997 to all shareholders entitled to vote at the Meeting.

Voting Securities and Voting Rights

         Shareholders of record at the close of business on May 23, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 13,437,777 shares of the Company's common stock, par value $.10 per share (the "Common Stock").

         The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Meeting. Each shareholder voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting. Assuming that a quorum is present, (i) the affirmative vote of a plurality of the shares of Common
Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote is required for the election of directors; (ii) the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote is required (A) to approve the Company's 1996 Stock Option Plan (the "1996 Plan"); and (B) for the ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997; and (iii) the affirmative vote of a majority of the total number of the issued and outstanding shares of the Company's Common Stock is required to approve the amendments to the Company's Restated Articles of Incorporation (the "Restated Articles") to (a) increase the number of shares of the Company's Common Stock that are authorized for issuance from the current maximum of 20,000,000 shares to a maximum of 40,000,000 shares, and (b) to authorize 5,000,000 shares of serial preferred stock, par value $.01 per share, which may be issued in one or more series from time to time as determined by the Company's Board of Directors with such designations, preferences, privileges, conversion and other rights, voting powers, restrictions, limitations, qualifications, and other terms and conditions as the Board of Directors may determine.

         Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting, who will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

         When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted (i) "for" the election of the director nominees set forth in this Proxy Statement, (ii) "for" approval of the 1996 Plan; (iii) "for" approval of the proposal to amend the Company's Restated Articles; and (iv) "for" the ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997.

Revocability of Proxies

         Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Solicitation

         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation.

Annual Report and Other Matters

         The 1996 Annual Report to Shareholders, which was mailed to shareholders with or preceding this Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Compensation Committee Report on Executive Compensation" and "Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Company will provide upon written request, without charge to each shareholder of record as of the Record Date, a copy of the Company's annual report on Form 10-K for the fiscal year ended January 1, 1997 as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.


                              ELECTION OF DIRECTORS

Nominees

         The Company's Restated Articles and Amended and Restated Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. All directors are elected at each annual meeting of the Company's shareholders and hold office until the Company's next annual meeting of shareholders or until their successors are elected and qualified or until their earlier resignation or removal.

         A board of seven directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All but one of the nominees currently are directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

         The following table sets forth certain information regarding the nominees for directors of the Company:

                   Name                             Age                                  Position
                   ----                             ---                                  --------
Jack M. Lloyd.............................           47           Chairman of the Board, President, and Chief
                                                                  Executive Officer

William J. Howard.........................           53           Executive Vice President, Secretary, and Director

William G. Cox............................           48           Chief Operating Officer and Director

Todd S. Brown.............................           40           Vice President, Chief Financial Officer,
                                                                  Treasurer, and Director

John M. Holliman, III.....................           43           Director

C. Alan MacDonald.........................           64           Director

Fred W. Martin............................           66           Director

         Jack M. Lloyd has served as Chairman of the Board of the Company since July 9, 1996 and as President, Chief Executive Officer, and a director of the Company since March 29, 1996. Mr. Lloyd served as Chairman of the Board and Chief Executive Officer of Denwest Restaurant Corp. ("DRC") from 1987 until the March 1996 merger of DRC and the Company (the "Merger") and served as President of DRC from 1987 until November 1994. Mr. Lloyd engaged in commercial and residential real estate development and property management as President of First Federated Investment Corporation during the early and mid-1980s. Mr. Lloyd also currently serves as a director of Action Performance Companies, Inc., a publicly held company, and Masterview Window Company, a privately held company.

         William J. Howard has served as Executive Vice President of the Company since July 9, 1996 and as Secretary and a director of the Company since March 29, 1996. Mr. Howard served as a Vice President of the Company from March 29, 1996 until July 3, 1996. Mr. Howard served as President of DRC from November 1994 until the Merger in March 1996 and as a director of DRC from 1990 until March 1996. Mr. Howard served as Vice President of DRC from 1990 until November 1994 and as Chief Financial Officer of DRC from 1990 until August 1994. Prior to joining DRC, Mr. Howard held numerous senior management positions with Citicorp and Citibank, including Senior Vice President and Senior Credit Officer with Citicorp Mortgage, Inc.

         William G. Cox has served as Chief Operating Officer and a director of the Company since March 29, 1996. Mr. Cox served as Vice President - Operations for Denny's, Inc., the franchisor of Denny's restaurants, from June 1993 until November 1995, with responsibility for approximately 590 company-owned and franchised Denny's restaurants located throughout the United States. Mr. Cox served as a Senior Vice President of Flagstar Companies, Inc. ("Flagstar"), of which Denny's Inc. is a wholly-owned subsidiary, and as Chief Operating Officer of Flagstar's "Quincy's" restaurant chain from May 1992 to June 1993. Mr. Cox served as Vice President of Eastern Operations of Denny's, Inc. from March 1991 to May 1992 and as a Regional Manager and Division Leader for Denny's, Inc. from 1981 to March 1991. Mr. Cox joined Denny's, Inc. as a Manager-in-Training in September 1977 and had advanced to the position of Regional Manager by 1981.

         Todd S. Brown has served as Vice President, Chief Financial Officer, Treasurer, and a director of the Company since March 29, 1996. Mr. Brown served as Vice President, Chief Financial Officer, and a Director of DRC from September 1994 until the Merger in March 1996. Mr. Brown was employed by Deloitte & Touche LLP from 1980 to September 1994. Mr. Brown is a Certified Public Accountant in the state of Arizona.

         John M. ("Jock") Holliman, III has served as a director of the Company since March 29, 1996. Mr. Holliman served as a director of DRC from January 1995 until the Merger in March 1996. Mr. Holliman is the sole general partner of AGP Management, L.P., which is the managing general partner of Valley Ventures, L.P., a limited partnership formed in 1993 to purchase the venture capital portfolio of Valley National Bank of Arizona. From 1985 to 1993, Mr. Holliman served as Senior Managing Director of Valley National Investors, Inc., a wholly owned Small Business Investment Corporation subsidiary of Valley National Bank of Arizona. Mr. Holliman also currently serves as a director of Voxel, OrthoLogic Corp., and Express America Holdings Corp., each of which are publicly held corporations, and several other privately held corporations. Mr. Holliman also serves as a director of several non-profit organizations.

         C. Alan MacDonald has served as a director of the Company since July 1993. Mr. MacDonald currently is a General Partner of the Marketing Partnership Inc., a packaged goods marketing consulting firm. From 1992 through 1994, Mr. MacDonald was Chairman of the Board and Chief Executive Officer of Lincoln Snacks Company and continues to serve on that company's Board of Directors. From 1983 to 1995, Mr. MacDonald served as President and Chief Executive Officer of the Nestle Foods Corporation. From 1955 through 1982, Mr. MacDonald was employed by the Stouffers Corporation, serving as President of The Stouffer Frozen Food Company from 1971 through 1982. Mr. MacDonald currently serves as a director of several privately held corporations.

         Fred W. Martin has served as a director of the Company since March 29, 1996. Mr. Martin served as a director of DRC from November 1994 until the Merger in March 1996. Mr. Martin served as Western Regional Director of Franchise Development with Denny's, Inc. from 1985 to 1994, during which time he approved and developed 400 franchise and company locations for Denny's, Inc. throughout the western United States. Mr. Martin served as Western Real Estate Representative with Denny's, Inc. from 1979 until 1985.

         Upon consummation of the Merger, the Company issued an aggregate of 6,937,500 shares of Common Stock to Jack M. Lloyd, William J. Howard, BancBoston Ventures, Inc., and The Moffitt Family Trust in exchange for all of the outstanding capital stock of DRC. See "Certain Transactions." As a result, the former shareholders of DRC held approximately a 53.0% of the Company's outstanding Common Stock immediately following the Merger. In addition, as of the Record Date the former shareholders of DRC collectively owned a sufficient number of shares of the Company's Common Stock to elect all of the members of the Board of Directors at the Meeting. There is no agreement or understanding, however, between or among the Company, the former shareholders of DRC, or any of the persons who constitute the Company's Board of Directors as to their serving on the Company's Board of Directors in the future.

Meetings and Committees of the Board of Directors

         The Company's bylaws authorize the Board of Directors to appoint among its members one or more committees composed of one or more directors. The Board of Directors has appointed an Audit Committee, a Compensation Committee, a 1992 Stock Option Plan Committee, and a 1995 Directors' Stock Option Plan Committee. The Audit Committee reviews the annual financial statements, the significant accounting issues, and the scope of the audit with the Company's independent auditors and is available to discuss with the auditors any other audit related matters that may arise during the year. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for key executives of the Company. The 1992 Stock Option Plan Committee and the 1995 Directors' Stock Option Plan Committee administer the Company's 1992 Stock Option Plan and 1995 Directors' Stock Option Plan, respectively. Messrs. Holliman and Phillip B. Smith, who is not standing for re-election to the Board of Directors, constituted the Audit Committee during fiscal 1996; Messrs.

Holliman, MacDonald, and Martin currently constitute the Compensation and 1992 Stock Option Plan Committees; and Messrs. Lloyd and Howard currently constitute the 1995 Directors' Stock Option Plan Committee.

         The Board of Directors of the Company held a total of seven meetings during the fiscal year ended January 1, 1997. The Company's Audit Committee held one formal meeting during the fiscal year ended January 1, 1997 and the Company's Compensation Committee held one formal meeting during the fiscal year ended January 1, 1997. No director attended fewer than 75% of the aggregate of
(i) the total number of meetings of the Board of Directors during the period in which such person served as a director, and (ii) the total number of meetings held by all Committees of the Board on which such director was a member and during the period in which such person served on such committee.

Director Compensation and Other Information

         Employees of the Company do not receive compensation for serving as members of the Company's Board of Directors. The Company pays each independent director an annual fee in the amount of $10,000 and reimburses each independent director for travel and related expenses incurred in connection with attendance at board and committee meetings. The terms of the Company's 1995 Directors' Stock Option Plan (the "1995 Plan") provide that each non-employee director will receive an automatic grant of options to acquire 10,000 shares of the Company's Common Stock on the date of his or her first appointment or election to the Board of Directors. The 1995 Plan also provides for the automatic grant of options to purchase 10,000 shares of the Company's Common Stock to non-employee directors at the time of his or her re-election to the Board of Directors at an annual meeting of shareholders. Accordingly, each of Messrs. Holliman, MacDonald, and Martin will receive an automatic grant of options to purchase 10,000 shares of Common Stock at the time of their respective election or re-election to the Board of Directors at the Meeting. See "Executive Compensation - 1995 Directors' Stock Option Plan."

                             EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

         The following table sets forth information concerning the compensation of each person who served as the Company's Chief Executive Officer and the four other most highly compensated executive officers whose cash salary and bonuses exceeded $100,000 during the fiscal year ended January 1, 1997 (the "Named Executive Officers").

                                            SUMMARY COMPENSATION TABLE



                                                                                    Long-Term
                                                                                   Compensation
                                                                                   ------------
                                                    Annual Compensation             Awards
                                            ----------------------------------      ------
                                                                 Other Annual     Securities
                                   Fiscal    Salary              Compensation     Underlying       All Other
  Name and Principal Position       Year      $(1)     Bonus($)       ($)         Options (#)  Compensation($)(2)
  ---------------------------      ------   --------   --------  -------------    -----------  ------------------
Jack M. Lloyd, Chairman of the      1996    $375,200         --             --            --                  --
  Board, President, and Chief       1995     312,000         --             --            --                  --
  Executive Officer(3)              1994     312,000         --             --            --                  --

Jeffrey D. Miller, Chairman of      1996    $129,227         --      $       0            --            $115,385
  Board, President, and Chief  the  1995     240,863         --         23,750            --                  --
  Executive Officer(4)              1994     193,808         --         25,847            --                  --

William J. Howard, Executive Vi     1996    $187,600         --             --            --                  --
  President and Secretary(5)        1995     156,000         --             --            --                  --
                                    1994     156,000         --             --            --                  --

William G. Cox, Chief Operating     1996    $221,795(6)      --             --       300,000(7)          $15,921
  Officer

Todd S. Brown, Vice President,      1996    $115,700    $75,000             --       124,800(9)               --
  Chief Financial Officer, and      1995      91,000         --             --            --                  --
  Treasurer(5)                      1994      27,300(8)   9,000             --            --                  --

Michael Larsen, Vice President(5)   1996    $135,470         --             --       100,000(9)               --
                                    1995     150,020         --             --            --                  --
                                    1994     150,020         --             --            --                  --

------------------

(1) Each of the Named Executive Officers received certain perquisites, the value of which did not exceed 10% of their salary during fiscal 1996.
(2) Amounts paid in fiscal 1996 represent (a) severance payments to Mr. Miller in the amount of $115,385 and (b) reimbursement of relocation expenses to Mr. Cox in the amount of $15,921.
(3) Mr. Lloyd became the Company's President and Chief Executive Officer upon consummation of the Merger on March 29, 1996, and became the Company's Chairman of the Board on July 9, 1996. Amounts shown for periods prior to March 29, 1996 represent payments to Mr. Lloyd for services as an executive officer of DRC prior to the Merger.
(4) Mr. Miller served as the President and Chief Executive Officer of the Company or its predecessors from April 1986 until March 1996. Mr. Miller also served as Chairman of the Board of the Company or its predecessors from April 1986 until July 1996.
(5) Each of Messrs. Howard, Brown, and Larsen became executive officers of the Company upon consummation of the Merger on March 29, 1996. Amounts shown for periods prior to March 29, 1996 represent payments to each such person for services as an executive officer of DRC prior to the Merger.

(6) Represents amounts accrued or paid beginning on March 29, 1996, the date of Mr. Cox's employment with the Company.
(7) The exercise price of options to acquire 60,000 shares of Common Stock is $3.00 per share, which was less than the fair value of the Company's Common Stock on the date of grant. The exercise price of the remaining options to acquire 240,000 shares of Common Stock is $4.00 per share, which was the fair value of the Company's Common Stock on the date of grant.
(8) Represents amounts accrued or paid beginning in September 1994, the date of Mr. Brown's employment with DRC.
(9) The exercise prices of such options were equal to the fair value of the Company's Common Stock on the date of grant.

Options Grants

         The following table sets forth certain information with respect to stock options granted to the Named Executive Officers during the fiscal year ended January 1, 1997.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                             Individual Grants
                        --------------------------------------------------------------    Potential Realizable Value
                                      Percentage                                               at Assumed Annual
                         Number of     of Total                                              Rates of Stock Price
                        Securities      Options                  Exercise                      Appreciation for
                        Underlying    Granted to    Exercise       Price                         Option Term(2)
                          Options    Employees in     Price       at Date   Expiration   ---------------------------
   Name                 Granted (#)   Fiscal Year   ($/Sh)(1)   of Grant($)    Date        0%        5%        10%
   ----                 -----------   -----------   ---------   -----------------------  ------   --------    ------
Jack M. Lloyd........      --           --           --            --          --         --       --          --
Jeffrey D. Miller(3).      --           --           --            --          --         --       --          --
William J. Howard....      --           --           --            --          --         --       --          --
William G. Cox ......     60,000        7.1%         $3.00         $4.00      3/28/06    $60,000  $210,935    $442,498
                         240,000       28.4%         $4.00         $4.00      3/28/06      $0     $603,738  $1,529,993
Todd S. Brown........    124,800       14.8%         $4.00         $4.00      4/28/06      $0     $313,944    $795,596
Michael Larsen ......    100,000       11.8%         $4.00         $4.00      4/28/06      $0     $251,558    $637,496

---------------------
(1) Twenty percent of the options vested and became exercisable on the date of grant, and the remainder of the options vest and become exercisable in four equal annual installments beginning on the first anniversary of the date of grant.
(2) Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future price of the Company's Common Stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of the Company's Common Stock.
(3) Mr. Miller served as the President and Chief Executive Officer of the Company or its predecessors from April 1986 until March 1996. Mr. Miller also served as Chairman of the Board of the Company or its predecessors from April 1986 until July 1996.
                                        7

Option Holdings

         The following table sets forth information concerning the number and value of all options held at January 1, 1997, by the Named Executive Officers.

                             YEAR-END OPTION VALUES

                                                         Number of Securities            Value of Unexercised
                                                        Underlying Unexercised           in-the-Money Options
                                                      Options at Fiscal Year-End       at Fiscal Year-End ($)(1)
                                                      --------------------------       -------------------------
               Name                                  Exercisable     Unexercisable     Exercisable   Unexercisable
               ----                                  -----------     -------------     -----------   -------------
Jack M. Lloyd.....................................        --                  --          N/A             N/A
Jeffrey D. Miller(2)..............................        --                  --          N/A             N/A
William J. Howard.................................        --                  --          N/A             N/A
William G. Cox....................................      60,000           240,000        $7,500            $0
Todd S. Brown ....................................      24,960            99,840          $0              $0
Michael Larsen....................................      20,000            80,000          $0              $0

--------------------
(1) Calculated based upon the closing price of the Company's Common Stock on December 31, 1996 of $3.125 per share, less the exercise prices of the options held. Except as indicated, the exercise prices of all options held by the Named Executive Officers were greater than $3.125 per share on that date.
(2) Mr. Miller served as the President and Chief Executive Officer of the Company or its predecessors from April 1986 until March 1996. Mr. Miller also served as Chairman of the Board of the Company or its predecessors from April 1986 until July 1996.

Employment Agreements

General

         The Company currently is a party to an employment agreement with each of Jack M. Lloyd, William J. Howard, Todd S. Brown, and William G. Cox. In addition to the provisions of the individual employment agreements as described below, the employment agreements generally require the Company to provide each person with certain medical and life insurance benefits, to reimburse them for all travel, entertainment, and other ordinary and necessary expenses incurred in connection with the Company's business and their duties under their respective employment agreements, and to provide such other fringe benefits that the Company makes generally available to all of its employees on a non-discriminatory basis. The employment agreements with Messrs. Lloyd, Howard, and Cox require the Company to provide each such officer with an automobile for use in connection with the Company's business. The agreements with Messrs. Lloyd, Howard, Brown, and Cox contain provisions that prohibit the respective officer from (i) competing with the business of the Company, (ii) taking certain actions intended to solicit other persons to terminate their business relationship with the Company or to terminate his or her employment relationship with the Company, and (iii) making unauthorized use or disclosure of the Company's trade names, fictitious names, or confidential information.

Jack M. Lloyd; William J. Howard; Todd S. Brown

         DRC entered into employment agreements, effective September 30, 1994, with each of Jack M. Lloyd, William J. Howard, and Todd S. Brown. Upon consummation of the Merger, the Company assumed DRC's obligations under these agreements. The employment agreement with Mr. Lloyd, as amended, provides for a base salary of $520,000 per year; the agreement with Mr. Howard, as amended, provides for a base salary of $260,000 per year; and the agreement with Mr. Brown, as amended, provides for a base salary of $124,800 per year. In addition, each agreement provides that the Company may pay each of Messrs. Lloyd, Howard, and Brown additional incentive compensation for each fiscal year, based upon standards to be determined from time to time by the Company's Board of Directors in its sole discretion. In order to be eligible to receive incentive compensation for any fiscal year, however, the officer must be employed by the Company on the last day of such fiscal year. Each employment agreement expires on December 25, 1997. The Company may terminate each officer's employment only for cause, as defined in the respective agreements. Each agreement also will terminate automatically upon the death of the respective officer, and each officer may terminate his employment agreement upon 60 days' written notice to the Company.

William G. Cox

         In December 1995, the Company entered into an employment agreement with William G. Cox, which became effective upon consummation of the Merger on March 29, 1996. Pursuant to his agreement with the Company, Mr. Cox serves as the Chief Operating Officer of the Company at a base salary of $220,000 per year. The agreement also provides that Mr. Cox will be eligible to receive an annual bonus of up to 50% of his annual base salary pursuant to a bonus pool plan to be established by and administered in the sole discretion of the Company. Pursuant to the agreement, the Company reimbursed Mr. Cox for certain relocation expenses and granted to Mr. Cox options to purchase 300,000 shares of the Company's Common Stock. Mr. Cox's agreement provides for his employment until March 29, 1999, subject to extension for additional one-year periods under mutually agreeable terms and conditions. The Company may terminate the agreement only for cause, as defined in the agreement.

Stock Option Plans

1996 Stock Option Plan

         On December 10, 1996, the Company's Board of Directors adopted the Company's 1996 Stock Option Plan, subject to shareholder approval at the Meeting. See "Proposal to Approve the Company's 1996 Stock Option Plan."

Amended and Restated 1992 Stock Option Plan

         A total of 1,000,000 shares of the Company's Common Stock have been reserved for issuance under the Company's Amended and Restated 1992 Stock Option Plan (the "1992 Plan"). The 1992 Plan limits the persons eligible to receive options to directors, consultants, and key employees, including officers, of the Company or a subsidiary of the Company and "key persons" who are not employees but have provided valuable services, have incurred financial risk on behalf of the Company, or have extended credit to the Company or its subsidiaries. The 1992 Plan provides that options granted to employees may be incentive stock options or non-qualified options pursuant to the Internal Revenue Code of 1986, as amended. Key persons who are not employees are eligible to receive only non-qualified options. The 1992 Plan is intended to comply with Rule 16b-3 as promulgated under the Exchange Act with respect to persons subject to Section 16 of the Exchange Act. As of May 23, 1997, there were outstanding options to acquire a total of 823,000 shares of Common Stock under the 1992 Plan. The number of shares and option prices are subject to adjustment pursuant to certain anti-dilution provisions contained in the 1992 Plan. The 1992 Plan terminates on April 1, 2002.

         The 1992 Stock Option Plan Committee (the "1992 Plan Committee") determines the periods during which options granted under the 1992 Plan may be exercised, but no option granted under the 1992 Plan may expire more than 10 years from the date of grant. The Board of Directors or the 1992 Plan Committee, in its sole discretion, determines the exercise price of options granted under the 1992 Plan. Incentive stock options may not have an exercise price less than the fair market value of the Common Stock on the grant date, except that, in the case of an incentive stock option granted to any participant who owns more than 10% of the Company's outstanding voting shares, the exercise price must be at least 110% of the fair market value of the Common Stock on the date of grant and the term of the option may be no longer than five years. Options that are not incentive stock options may not have an exercise price less than the greater of the minimum price required by applicable state law, by the Company's Restated Articles or the par value of the Common Stock.

         At the discretion of the 1992 Plan Committee or the Board of Directors, options may be exercised by delivery of any combination of cash, shares of Common Stock, or by delivering to the Company a promissory note upon such terms and conditions as the 1992 Plan Committee or Board of Directors may determine. The 1992 Plan also permits the 1992 Plan Committee or the Board of Directors, in its sole discretion, to include a provision in any option agreement that will allow the optionholder, on any date on which the option is exercisable and on which the fair market value (as defined in the 1992 Plan) of Common Stock exceeds the exercise price of the option, to surrender the option in lieu of exercise and in exchange receive cash or shares of Common Stock in an amount equal to the excess of the fair market value of Common Stock over the exercise price of the option.

1995 Directors Stock Option Plan

         A total of 300,000 shares of Common Stock have been reserved for issuance under the Company's 1995 Directors Stock Option Plan. The purpose of the 1995 Plan is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable non-employee directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

         Options to purchase 10,000 shares of Common Stock are automatically granted to each non-employee director of the Company on the date of his or her initial election to the Board of Directors or re-election at an annual meeting of the Company's shareholders. Directors who are first elected or appointed to the Board of Directors on a date other than an annual meeting date are automatically granted options to purchase the number of shares of Common Stock equal to the product of 10,000 multiplied by a fraction, the numerator of which is the number of days during the period beginning on such grant date and ending on the date of the next annual meeting, and the denominator of which is 365. If no meeting is scheduled at a time a director is first elected or appointed to the Board of Directors, the date of the next annual meeting is deemed to be the 120th day of the fiscal year next following the interim grant date. The exercise price of each option is the fair market value of the Company's Common Stock on the business day preceding the date of grant, and the term of each option may not exceed ten years. One-half of the options granted vest and become exercisable after the first year of continuous service as a director following the automatic grant date, and 100% vest after two years of continuous service on the Board of Directors. The 1995 Plan expires on January 16, 2005.

         The 1995 Plan replaced the Company's 1992 Directors' Stock Option Plan, pursuant to which options to purchase 22,500 shares of Common Stock at an exercise price of $6.00 per share were granted to Mr. MacDonald and the Company's other non-employee directors prior to March 1995. At the time the 1995 Plan was approved by the Company's shareholders in March 1995, Mr. MacDonald and the Company's other non-employee directors at that time received options to purchase 10,000 shares of Common Stock at an exercise price of $3.00 per share. Upon consummation of the Merger in March 1996, each of Messrs. Holliman, MacDonald, Martin, and Phillip B. Smith, who is not standing for re-election as a director, were automatically granted options to purchase 10,000 shares of Common Stock at an exercise price of $3.94 per share under the 1995 Plan. Pursuant to the 1995 Plan, each of Messrs. Holliman, MacDonald and Martin will automatically receive options to purchase 10,000 shares on the date of the Meeting.

Compensation Committee Interlocks and Insider Participation

         C. Alan MacDonald, Fred W. Martin, and John M. Holliman, III served as members of the Compensation Committee of the Board of Directors during fiscal 1996. None of such individuals had any contractual or other relationships with the Company during fiscal 1996 except as directors.

Indemnification and Limitation of Personal Liability of Directors

         The Company's Amended and Restated Bylaws require the Company to indemnify its directors and officers against liabilities that they may incur while serving in such capacities, to the full extent permitted and in the manner required by the Georgia Business Corporation Code (the "GBCC"). Pursuant to these provisions, the Company will indemnify its directors and officers against any losses incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Company or served with another corporation, partnership, joint venture, trust or other enterprise at the request of the Company. In addition, the Company will provide advances for expenses incurred in defending any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such advances if it is ultimately determined that he or she is not entitled to indemnification by the Company. The Company has entered into indemnification agreements with certain of its directors and executive officers pursuant to the foregoing provisions of its Amended and Restated Bylaws.

         As permitted by the GBCC, the Company's Restated Articles contain provisions that eliminate the personal liability of directors for monetary damages to the Company or its shareholders for breach of their fiduciary duties as directors. In accordance with the GBCC, these provisions do not limit the liability of a director for (i) any appropriation of a business opportunity of the Company in violation of the director's duty, (ii) acts or omissions that involve intentional misconduct or a knowing violation of law, (iii) any dividend payment, stock repurchase, stock redemption or distribution in liquidation that is prohibited under Georgia law, or (iv) any merger from which the director derived an improper personal benefit. These provisions do not limit or eliminate the rights of the Company or any shareholder to seek an injunction or any other non-monetary relief in the event of a breach of a director's fiduciary duty. In addition, these provisions apply only to claims against a director arising out of his or her role as a director and do not relieve a director from liability for violations of statutory law, such as certain liabilities imposed on a director under the federal securities laws.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

         The Compensation Committee of the Board of Directors (the "Committee") consists exclusively of independent, non-employee directors. John M. Holliman, III is the Chairman of the Committee, and C. Alan MacDonald and Fred W. Martin are the other current Committee members. The Committee is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, executive salary levels, and variable compensation programs, both cash-based and equity-based. The Committee generally reviews base salary levels for executive officers of the Company at or about the start of each fiscal year and approves actual bonuses at the end of each fiscal year based upon Company and individual performance.

Philosophy

         The Company's executive compensation program seeks to provide a level of compensation that is competitive with similar companies in the restaurant industry. The Committee reviewed comparative data of other restaurant companies in order to assess the competitiveness of the Company's executive compensation program as compared with similar restaurant companies. Actual total compensation levels may differ from competitive levels in surveyed companies as a result of annual and long-term Company performance, as well as individual performance. The Committee uses its discretion to set executive compensation when, in its judgment, external, internal, or an individual's circumstances warrant.

Compensation Program

         The primary components of the Company's executive compensation program consist of base salary, annual discretionary bonuses, and stock option grants.

Base Salary

         The  Committee  reviews  salaries  recommended  by the Chief  Executive
Officer for executive officers other than the Chief Executive Officer. In formulating these recommendations, the Chief Executive Officer considers the overall performance of the Company and conducts an informal evaluation of individual officer performance. Final decisions on any adjustments to the base salary for executives, other than the Chief Executive Officer, are made by the Committee in conjunction with the Chief Executive Officer. The Committee's evaluation of the recommendations by the Chief Executive Officer considers the same factors outlined above and is subjective with no particular weight assigned to any one factor. Base salaries for fiscal 1996 were determined by the Committee in April 1996 following the March 1996 merger of the Company and DRC and the restructuring of the Company's executive personnel following that transaction.

Annual Discretionary Bonuses

         The annual discretionary bonuses are designed to provide incentive compensation to key officers and employees who contribute substantially to the success of the Company. Discretionary bonuses are intended to maintain a strong link between overall Company performance and enhanced value by rewarding results that exceed industry averages. Discretionary bonuses may be awarded to selected officers and employees from a pool based on a subjective percentage of the Company's net income for the fiscal year. In determining the amount of discretionary bonuses that may be awarded, if any, the Committee evaluates the overall performance of the Company to date, taking into consideration achievement of sales, net income, and other performance criteria, as well as individual responsibility, performance, efficiency of effort, strength of leadership, and compensation level. The Committee's evaluation of these factors is subjective, with no particular weight being assigned to any one factor. The Committee determined that the Company's performance did not warrant the payment of any discretionary bonuses for fiscal 1996.

Stock Option Grants

         The Company grants stock options periodically to executive officers and other key employees to provide additional incentive to work to maximize long-term total return to shareholders. Although the Board is the Plan Administrator of the 1992 Plan, it has delegated its authority to the 1992 Plan Committee. The members of the Compensation Committee serve as members of the 1992 Plan Committee, which is the Committee that grants options to officers of the Company. In general, stock options are granted to senior level and key employees at the onset of employment. If in the opinion of the Board of Directors or the 1992 Plan Committee the outstanding service of an existing employee merits an increase in the number of options held, however, the Board of Directors or the 1992 Plan Committee may grant additional stock options to that employee. During fiscal 1996, the Company granted options to purchase an aggregate of 844,800 shares of Common Stock to its employees, including options to purchase 300,000, 124,800, and 100,000 shares of Common Stock granted to William G. Cox, Todd S. Brown, and Michael Larsen, respectively.

Benefits

         The Company provides various employee benefit programs to its executive officers, including medical and life insurance benefits and short- and long-term disability insurance. These programs are generally available to all employees of the Company.

Chief Executive Officer Compensation

         The Committee considers the factors outlined above in evaluating the base salary and other compensation of Jack M. Lloyd, the Company's Chief Executive Officer. The Committee's evaluation of Mr. Lloyd's base salary is subjective, with no particular weight assigned to any one factor. In April 1996, the Committee established Mr. Lloyd's base salary at $520,000 per year. The Committee believes that this base salary is competitive with that paid to chief executive officers of comparable companies. As with the Company's other executive officers, the Committee determined that the Company's performance did not warrant payment of for a discretionary bonus to Mr. Lloyd for 1996.

Compliance with Internal Revenue Code Section 162(m)

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to each of any publicly held corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Company currently intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with
Section 162(m).

         This report has been furnished by the members of the Compensation Committee to the Board of Directors of the Company.

                  John M. Holliman, III, Chairman
                  C. Alan MacDonald
                  Fred W. Martin


                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, officers, and persons that own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. SEC regulations require officers, directors, and greater than 10 percent shareholders to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company's review of the copies of such forms received by it during the fiscal year ended January 1, 1997 and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10 percent of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year except that (i) Jack M. Lloyd filed a late report on Form 4 covering two transactions; (ii) Todd S. Brown filed two late reports on Form 4 covering two transactions; (iii) John M. Holliman, III filed a late report on Form 4 covering two transactions, and (iv) Haig V. Antranikian, a former officer and director of the Company, filed two late reports on Form 4 covering a total of 10 transactions.

                            COMPANY PERFORMANCE GRAPH

         The following line graph compares cumulative total returns, assuming reinvestment of dividends, for the period from October 18, 1994 to January 1, 1997 for (i) the Company's Common Stock; (ii) the Standard and Poor's SmallCap 600 Index; and (iii) the Dow Jones Restaurants Index (the "Restaurant Index"). The graph assumes an investment of $100 on in the Company's Common Stock on October 18, 1994 (the date on which the Company's Common Stock first became registered under Section 12 of the Exchange Act as a result of the Company's initial public offering) and an investment of $100 in the Small Cap Index and the Restaurant Index on September 30, 1994. The calculation of cumulative return for the Company's Common Stock does not include reinvestment of dividends because the Company did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.




                                                Cumulative Total Return

                                          --------------------------------------

                                          10/18/94  12/28/94  12/27/95   1/01/97

DenAmerica Corp.                   DEN         100        73       113        63

S&P SMALLCAP 600                   1600        100        98       127       154

DOW JONES RESTAURANTS              IRES        100       107       152       155

                              CERTAIN TRANSACTIONS

         Each of Jeffrey D. Miller and Haig V. Antranikian, former officers and directors of the Company, owns a 20% interest in a building located in Marion, Ohio that the Company leased for administrative offices. The Company paid rent of $2,850 per month under the lease, which was the amount payable per month under a promissory note issued to finance the initial acquisition of the building. The Company also was responsible for all taxes, utilities, maintenance, and other expenses associated with the building. Effective with the closing of the Merger, the Company's obligations under this lease were terminated through the payment to the lessor of an amount equal to 50% of the balance of payments remaining under the lease.

         Jeffrey D. Miller, a former officer and director of the Company, and his wife have personally guaranteed repayment of certain of the Company's obligations, including certain obligations of the Company to its joint venture partners and its affiliates, obligations under the Denny's Franchise Agreements, and certain property and equipment lease obligations of the Company.

         During the term of his employment with the Company, the Company from time to time made loans to Mr. Miller. The largest outstanding principal balance of such loans during fiscal 1996 was $110,000. As of January 1, 1997, there was no outstanding principal remaining on those loans.

         During 1995, DRC entered into leases for two restaurant properties owned by Lloyd/Howard L.L.C. ("Lloyd/Howard"), a limited liability company controlled by Jack M. Lloyd (Chairman of the Board and Chief Executive Officer of DRC at that time) and William J. Howard (President and a director of DRC at that time). Lloyd/Howard acquired these two properties and certain other properties from Kettle Restaurants, Inc. in consideration of the assumption by Lloyd/Howard of environmental liabilities associated with the two properties leased by DRC. During 1996, Lloyd/Howard sold one of the properties to an affiliate of CNL Group, Inc. ("CNL") and the Company entered into a lease with CNL for that location. The Company paid Lloyd/Howard rent of approximately $120,000 with respect to these two restaurant properties during fiscal 1996.

         Upon consummation of the Merger, the Company issued an aggregate of (i) 3,103,504 shares of Common Stock, $11,196,000 principal amount of Series B 13% Subordinated Notes due 2003 (the "Series B Notes"), and Series B Warrants to purchase an aggregate of 293,223 shares of Common Stock to Jack M. Lloyd, Chairman of the Board and Chief Executive Officer of DRC; (ii) 1,551,752 shares of Common Stock, $5,598,000 principal amount of Series B Notes, and Series B Warrants to purchase 146,611 shares of Common Stock to William J. Howard, President and a director of DRC; and (iii) 1,878,788 shares of Common Stock, $6,000,000 principal amount of Series A 13% Subordinated Notes due 2003 (the "Series A Notes"), and Series A Warrants to purchase 188,047 shares of Common Stock to BancBoston Ventures, Inc. ("BancBoston"), in exchange for such persons' respective shares of DRC capital stock. Upon consummation of the Merger, Mr. Lloyd became President, Chief Executive Officer and a director of the Company and Mr. Howard became a Vice President and director of the Company. Mr. Lloyd became Chairman of the Board of the Company on July 9, 1996, and Mr. Howard became Executive Vice President of the Company on July 9, 1996.

         In connection with the Merger, the Company entered into a registration rights agreement with Mr. Lloyd, Mr. Howard, BancBoston, and the other former shareholder of DRC with respect to the shares of Common Stock issued to them in the Merger and the shares issuable upon exercise of the warrants. In connection with the acquisition of Black-eyed Pea U.S.A., Inc. ("BEP") in July 1996 (the "BEP Acquisition"), the Company repaid all of the $6.0 million principal amount outstanding on its Series A Notes held by BancBoston plus accrued and unpaid interest thereon for $5.2 million in cash and 250,000 shares of the Company's Common Stock. Upon payment of the Series A Notes, the related Series A Warrants were automatically cancelled. The Company granted registration rights to BancBoston for the 250,000 shares issued to it. Pursuant to various contractual obligations, in November 1996 the Company registered for resale an aggregate of 4,660,540 shares of Common Stock held by or issuable to certain holders of the Company's Common Stock and various warrants and unit purchase options, including

2,124,352 shares held by BancBoston and 999,190 shares held by Jeffrey D. Miller, a former officer and director of the Company.

         In May 1996, Jeffrey D. Miller, the Company's Chairman of the Board at that time, forgave a $1.0 million loan to the Company at the request of former shareholders of DRC. The existence of the loan would have constituted a breach of obligations of the Company to the former shareholders of DRC.

         In connection with the financing of the BEP Acquisition, LH Leasing Company, Inc. ("LH Leasing"), a corporation owned by Jack M. Lloyd and William
J. Howard, purchased from the Company for cash in the amount of $14.25 million the equipment located at 62 Black-eyed Pea restaurants leased by BEP, a wholly owned subsidiary of the Company, or Texas BEP, L.P. ("Texas BEP"), a limited partnership in which BEP is the general partner and in which a wholly owned subsidiary of BEP is the limited partner. Concurrently with the sale of the equipment to LH Leasing, LH Leasing leased the equipment to the Company and the Company subleased the equipment to BEP or Texas BEP. The equipment lease has a term of five years and grants the Company an option to purchase the equipment at its fair market value upon the expiration of the lease. The terms of the subleases between the Company and each of BEP and Texas BEP are consistent with the terms set forth in the equipment lease between the Company and LH Leasing. Messrs. Lloyd and Howard formed LH Leasing as an accommodation to the Company to enable it to satisfy the requirements of the Company's senior lenders. Messrs. Lloyd and Howard received no material compensation for the transactions involving the Company and LH Leasing.

         In order to finance its sale and lease transaction with the Company, LH Leasing borrowed cash in the amount of $14.25 million from FFCA Acquisition Corporation ("FFCA"). Messrs. Lloyd and Howard jointly and severally guaranteed the repayment of the loan. In addition, Messrs. Lloyd and Howard pledged their stock in LH Leasing to FFCA as additional collateral for the loan.

         Effective as of July 3, 1996, the Company sold the assets related to 23 restaurants operated under the "Ike's" and "Jerry's" trade names to Mid-American Restaurants, Inc. ("Mid-American"), a corporation wholly owned by Haig V.
Antranikian, a Vice President and director of the Company at that time. As payment for the restaurants, Mid-American issued to the Company a promissory note in the principal amount of $4.6 million (the "Mid-American Note"). The Mid-American Note (i) bears interest at the rate of 10% per annum through June 30, 2001, 11% per annum through June 30, 2002, and 12% per annum through June 30, 2003, and (ii) requires Mid- American to make 60 equal installments of $65,000 per month beginning on July 31, 1996, 12 equal installments of $75,000 per month beginning on July 31, 2001, and 11 equal installments of $85,000 per month beginning on July 31, 2002. All unpaid principal and interest on the Mid-American Note will be due and payable on June 30, 2003. The Mid-American
Note is secured by (a) all of the assets transferred to Mid-American, (b) the personal guaranty of Mr. Antranikian and his wife, and (c) the pledge of all of the outstanding stock of Mid-American owned by Mr. Antranikian. The Mid-American Note also requires Mid-American to prepay all or a portion of the outstanding principal under such note in the event of (1) an equity issuance or other contribution to Mid-American's capital in excess of $500,000, in which case Mid-American must make prepayments equal to 50% of Mid- American's net proceeds from each such issuance or contribution up to $5.0 million and 100% of such net proceeds in excess of $5.0 million, or (2) a sale by Mid-American of any of its assets, to the extent that such sale results in net proceeds to Mid-American in excess of $25,000.

         In connection with the sale to Mid-American, the Company and Mid-American entered into a master sublease agreement (the "Master Sublease") with respect to the 23 restaurant properties pursuant to which Mid- American subleases each of the restaurant properties on essentially the same terms as the terms of the leases between the Company and the respective owners of those properties. Mid-American's obligations under the Master Sublease are secured by Mr. Antranikian's personal guaranty.

         Also in connection with the sale to Mid-American, (i) Mr. Antranikian repaid all outstanding principal and interest, totalling approximately $120,000, under a loan made by the Company to Mr. Antranikian in April 1996; (ii) Mr. Antranikian resigned as an officer and director of the Company; (iii) all of the Company's obligations under

Mr. Antranikian's employment agreement with the Company were cancelled; and (iv) unvested employee stock options to purchase 28,667 shares of the Company's Common Stock held by Mr. Antranikian were cancelled.

         During fiscal 1996, the Company made various advances to Jack M. Lloyd. Such advances totalled $400,000 as of January 1, 1997.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
                             DIRECTORS AND OFFICERS

         The following table sets forth certain information regarding the shares of the Company's Common Stock beneficially owned as of May __, 1997 by (i) each of the Company's directors and executive officers; (ii) all directors and executive officers of the Company as a group; and (iii) each person known by the Company to be the beneficial owner of 5% or more of the Company's Common Stock.

                                                                            Number           Percentage
Name and Address of Beneficial Holder(1)                                 of Shares(2)       Ownership(2)
----------------------------------------                                 ------------       ------------
Directors and Executive Officers
--------------------------------
Jack M. Lloyd                                                            3,180,504(3)           23.7%
William J. Howard                                                        1,553,752(4)           11.6%
William G. Cox                                                             120,000(5)             *
Todd S. Brown                                                               51,720(6)             *
Michael Larsen                                                              40,000(7)             *
John M. Holliman, III                                                       17,436(8)             *
C. Alan MacDonald                                                           37,500(9)             *
Fred W. Martin                                                               6,000(10)            *
All directors and executive officers as a group (eight persons)          5,006,912              36.6%

Non-Management 5% Shareholders
------------------------------
BancBoston Ventures, Inc.(11)                                            2,124,352              15.8%
Jeffrey D. Miller(12)                                                      699,190               5.2%

--------------
*   Less than 1.0%  of the outstanding shares of Common Stock.

(1) Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all Common Stock beneficially owned by him, subject to applicable community property law. Except as otherwise indicated, each of such persons may be reached through the Company at 7373 N.
       Scottsdale Road, Suite D-120, Scottsdale, Arizona  85253.
(2) The numbers and percentages shown include the shares of Common Stock actually owned as of May __, 1997 and the shares of Common Stock which the person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock which the identified person or group had the right to acquire within 60 days of May __, 1997 upon the exercise of options and warrants are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.
(3) The number of shares of Common Stock beneficially owned by Mr. Lloyd does not include 293,223 shares issuable upon exercise of warrants that are not exercisable within 60 days of May __, 1997.
(4) The number of shares of Common Stock beneficially owned by Mr. Howard does not include 146,611 shares issuable upon exercise of warrants that are not exercisable within 60 days of May __, 1997.
(5)    Represents 120,000 shares issuable upon the exercise of vested options.
(6) Represents 1,800 shares of Common Stock and 49,920 shares issuable upon the exercise of vested options.

(7)    Represents 40,000 shares issuable upon the exercise of vested options.
(8) Represents 9,436 shares of Common Stock and 5,000 shares issuable upon exercise of vested options held by Mr. Holliman and 3,000 shares of Common Stock beneficially owned by Mr. Holliman as trustee under a trust for the benefit of his mother.
(9)    Represents 37,500 shares issuable upon the exercise of vested options.
(10) Represents 1,000 shares of Common Stock held by Mr. Martin and his spouse and 5,000 shares issuable upon the exercise of vested options.
(11) The address of BancBoston Ventures, Inc. is c/o BancBoston Capital, Inc., 100 Federal Street, Boston, Massachusetts 02110.
(12) Mr. Miller is a former officer and director of the Company. Mr. Miller's address is 13845 East Laurel Lane, Scottsdale, Arizona 85259.

                             PROPOSAL TO APPROVE THE
                        COMPANY'S 1996 STOCK OPTION PLAN

         The Board of Directors has approved the Company's 1996 Stock Option Plan, subject to approval by the Company's shareholders at the Meeting. The full text of the 1996 Plan is included as "Appendix A" to this Proxy Statement. The Board of Directors believes that it is in the best interests of the Company to adopt the 1996 Plan. Accordingly, the Board of Directors recommends a vote "FOR" the of the 1996 Plan.

Description of the 1996 Stock Option Plan

General

         The 1996 Plan is intended to promote the interests of the Company by providing key employees, consultants, and other independent contractors who provide valuable services to the Company with the opportunity to acquire, or otherwise increase, their proprietary interest in the Company as an incentive to remain in service to the Company. The 1996 Plan provides for the grant of options to acquire Common Stock of the Company ("Options"), the direct grant of Common Stock ("Stock Awards"), the grant of stock appreciation rights ("SARs"), and the grant of other cash awards ("Cash Awards") (Stock Awards, SARs, and Cash Awards are collectively referred to herein as "Awards"). The 1996 Plan states that it is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Common Stock, stock awards, or any other type of award. To the extent permitted by applicable law, the Company may issue any other options, warrants, or awards other than pursuant to the 1996 Plan without approval.

Shares Subject to the Plan

         A maximum of 500,000 shares of the Company's Common Stock may be issued under the 1996 Plan. If any Option or SAR terminates or expires without having been exercised in full, stock not issued under such Option or SAR will again be available for the purposes of the 1996 Plan. If any change is made in the stock subject to the 1996 Plan or subject to any Option or SAR granted under the 1996 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), the 1996 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1996 Plan and the number of shares and exercise price per share of stock subject to outstanding Options or Awards. As of May 23, 1997, no Options or Awards have been granted under the 1996 Plan.

Eligibility and Administration

         Options and Awards may be granted pursuant to the 1996 Plan only to persons ("Eligible Persons") who at the time of grant are either (i) key personnel (including officers and directors) of the Company, or (ii) consultants and independent contractors who provide valuable services to the Company. Options granted pursuant to the 1996 Plan may be incentive stock options or non-qualified stock options. Options that are incentive stock options may be granted only to key personnel of the Company who are also employees of the Company. To the extent that granted Options are incentive stock options, the terms and conditions of those Options must be consistent with the qualification requirements set forth in the Internal Revenue Code of 1986, as amended (the "Code").

         The Eligible Persons under the 1996 Plan are divided into two groups, and there is a separate administrator (each a "Plan Administrator") for each group. One group consists of the executive officers and directors of the Company and persons who own 10 percent or more of the Company's issued and outstanding stock. The power to administer the 1996 Plan with respect to those persons is vested exclusively with the Board of Directors or a committee (the "Senior Committee") comprised of two or more non-employee directors who are appointed by the Board of Directors. The power to administer the 1996 Plan with respect to the remaining Eligible Persons is vested with the Board of Directors of the Company or with a committee of one or more directors appointed by the Board of Directors. Each Plan Administrator determines (i) which of the Eligible Persons in its group will be granted Options and Awards; (ii) the amount and timing of the grant of such Options and Awards; and (iii) such other terms and conditions as may be imposed by the Plan Administrator consistent with the 1996 Plan. No person who is an employee of the Company may receive Options or Awards in an amount that exceeds 50 percent of the shares of Common Stock that may be issued under the 1996 Plan.

Terms and Conditions of Options; Exercise of Options

         Each Plan Administrator will determine the expiration date, maximum number of shares purchasable, and the other provisions of the Options at the time of grant. Options may be granted for terms of up to 10 years. Options will vest and become exercisable in whole or in one or more installments at such time as may be determined by the Plan Administrator upon the grant of the Options. However, a Plan Administrator has the discretion to provide for the automatic acceleration of the vesting of any Options or Awards granted under the 1996 Plan in the event of a "Change in Control," as defined in the 1996 Plan.

         Each Plan Administrator also will determine the exercise prices of Options at the time of grant. However, the exercise price of any Option intended to be an incentive stock option may not be less than 100 percent of the fair market value of the Common Stock at the time of the grant (110 percent if the Option is granted to a person who at the time the Option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company). On May 23, 1997, the closing price of the Company's Common Stock on the American Stock Exchange was $______ per share. To exercise an Option, the optionholder will be required to deliver to the Company full payment of the exercise price for the shares as to which the Option is being exercised. Generally, Options can be exercised by delivery of cash, check, or shares of Common Stock of the Company.

Transferability; Termination of Employment or Services

         Except as otherwise allowed by the Plan Administrator, Options and Awards granted under the 1996 Plan are nontransferable other than by will or by the laws of descent and distribution upon the death of the holder and, during the lifetime of the holder, are exercisable only by such holder. In the event of the termination of an employee holder's services with the Company, other than for death or disability, the holder may exercise any vested incentive stock options or vested SARs granted in conjunction with incentive stock options until the earlier of (i) three months after the date of termination of service, or
(ii) the expiration date of such Options or SARs. However, such Options or SARs held by the terminated employee will immediately become void and terminate if the holder is discharged for "cause," as defined in the 1996 Plan, or if the holder commits acts detrimental to the Company's interests after his or her service is terminated. If termination is by reason of disability, however, the holder may exercise his or her vested Options or vested SARs until the earlier of (i) 12 months after the termination of service, or (ii) the expiration of the term of the Option or SAR. If the holder dies while in service to the Company, the holder's estate or successor by bequest or inheritance may exercise any vested Options or SARs that the holder was entitled to exercise on the date of his or her death at any time until the earlier of (i) the period ending three months after the holder's death, or (ii) the expiration of the term of the Option or SAR. Vested Options that are not incentive stock options and vested SARs granted in conjunction with non-qualified stock options will remain exercisable for the period of time determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such vested Options or SARs. In the absence of such provisions, such Options and SARs will remain exercisable for one year after termination as a result of "cause" disability and for three months after termination as a result of death or for any reason other than termination by the Company for "cause" or if the holder commits acts detrimental to the Company's interests, in which case the Options and SARs will immediately become void and terminate.

Awards

         SARs will entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price on the date the SAR was granted or became effective to the market value of the Common Stock on the date the SARs are exercised or surrendered. Stock Awards will entitle the recipient to receive shares of the Company's Common Stock directly. Cash Awards will entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of the Common Stock or other securities of the Company. The Plan Administrators may determine such other terms, conditions, or limitations, if any, on any Awards granted pursuant to the 1996 Plan.

Duration and Modification

         The 1996 Plan will remain in effect until December 10, 2006. The Board of Directors of the Company may at any time suspend, amend, or terminate the 1996 Plan, except that without approval of the Company, the Board of Directors may not (i) increase the maximum number of shares of Common Stock subject to the 1996 Plan (except in the case of certain organic changes to the Company), (ii) reduce the exercise price at which Options may be granted or the exercise price for which any outstanding Options may be exercised, (iii) extend the term of the 1996 Plan, (iv) change the class of persons eligible to receive Options or Awards under the 1996 Plan, or (v) materially increase the benefits accruing to participants under the 1996 Plan. In addition, the Board may not, without the consent of the optionholder, take any action that disqualifies any Option previously granted under the Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the optionholder of any outstanding Option. Notwithstanding the foregoing, the Board of Directors may amend the 1996 Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 under the Exchange Act without the consent of the Company.

Federal Income Tax Consequences

         Certain Options granted under the 1996 Plan will be intended to qualify as incentive stock options under Section 422 of the Code. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or her or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price generally will be treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the Option or one year of the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the exercise price and the fair market value of the shares on the date of exercise of the Option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the exercise price paid. The Company will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the Option was exercised.

         Options issued under the 1996 Plan also may be non-qualified options. The income tax consequences of non-qualified options and Stock Awards will be governed by Section 83 of the Code. Under Section 83, the excess of the fair market value of the shares of the Company's Common Stock acquired pursuant to the grant of a Stock Award or the exercise of any Option over the amount paid for such stock (hereinafter referred to as "Excess Value") must be included in the gross income of the holder in the first taxable year in which the Common Stock acquired by the holder is not subject to a substantial risk of forfeiture. In calculating Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the Excess Value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same taxable year that holders, including "highly compensated officers" for purposes of Section 162(m) of the Internal Revenue Code, recognize income. The Company will be required to withhold income taxes with respect to income reportable pursuant to Section 83 by a holder. The basis of the shares acquired by an optionholder will be equal to the exercise price of those shares plus any income recognized pursuant to Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date the substantial risk of forfeiture lapsed or, if a Section 83(b) election is made, one year from the date the shares were acquired.

         Generally, all Cash Awards granted to employees will be treated as compensation income to the employees when the cash payment is made pursuant to the award. Such cash payment will also result in a federal income tax deduction for the Company.

Ratification by Shareholders of the 1996 Plan

         Approval of the 1996 Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at the Meeting and voting on the proposal. Upon approval of the 1996 Plan by the Company's shareholders, any Options or Awards granted pursuant to the 1996 Plan prior to approval will remain valid and unchanged. In the event that the 1996 Plan is not approved by the Company's shareholders at the Meeting, any Options and Awards granted pursuant to the 1996 Plan will automatically terminate and be forfeited to the same extent and with the same effect as though the 1996 Plan had never been adopted, and the Company will not make any further grants of Options or Awards under the 1996 Plan.


                         PROPOSAL TO AMEND THE COMPANY'S
                       RESTATED ARTICLES OF INCORPORATION

         The Board of Directors has approved a proposal to amend the Company's Restated Articles to (i) increase the number of shares of the Company's Common Stock that are authorized for issuance from the current maximum of 20,000,000 shares to a maximum of 40,000,000 shares, and (ii) authorize 5,000,000 shares of Serial Preferred Stock, par value $.01 per share (the "Serial Preferred Stock"), which may be issued in one or more series from time to time as determined by the Board of Directors with such designations, preferences, privileges, conversion and other rights, voting powers, restrictions, limitations, qualifications, and other terms and conditions as the Board of Directors may determine. The Board of Directors recommends a vote "for" the proposal to amend the Restated Articles. The full text of the proposed amendment to the Restated Articles is included as "Appendix B" to this Proxy Statement. If approved by the Company's shareholders, the proposed amendment will become effective upon filing of Articles of Amendment with the Georgia Secretary of State, which will occur as soon as practicable following the Meeting.

Background

         Prior to the Company's initial public offering in October 1994, the Company's Restated Articles authorized 20,000,000 shares of Common Stock and 2,240,000 shares of Preferred Stock. Pursuant to the terms of the Restated Articles, upon completion of the Company's initial public offering (i) all outstanding shares of Series A Preferred Stock were automatically converted into shares of Common Stock; (ii) certain outstanding unit purchase options automatically became exercisable for shares of Common Stock instead of Series A Preferred Stock; and (iii) the Company was no longer authorized to issue any shares of Series A Preferred Stock or any other shares of preferred stock.

Reasons for and Effect of the Proposed Amendment

         The Board of Directors believes that the approval of the proposed amendment to the Restated Articles is necessary to promote the welfare of the Company and its shareholders generally. The Board of Directors believes that increasing the number of shares of Common Stock authorized for issuance and authorizing the Board of Directors to issue shares of Serial Preferred Stock will provide additional flexibility and enable the Company to raise capital, refinance indebtedness, make acquisitions, and accomplish other corporate objectives in response to market conditions or growth opportunities as and when they become available.

Increase in the Number of Shares of Common Stock Authorized for Issuance

         It is proposed to increase the number of shares of Common Stock authorized for issuance from 20,000,000 shares to a maximum of 40,000,000 shares. The proposed increase in the number of shares authorized for issuance recognizes the growth of the Company's operations and the increase in the number of outstanding shares of the Company's Common Stock as a result of (i) the Company's initial public offering and automatic conversion of Series A Preferred Stock into Common Stock in October 1994; (ii) the issuance of 6,937,500 shares of Common Stock to the former shareholders of DRC in connection with the Merger in March 1996; (iii) the issuance of 250,000 shares of Common Stock to BancBoston as repayment of indebtedness in July 1996; and (iv) the issuance of shares of Common Stock upon exercise of employee stock options. As a result of these issuances, there currently are 13,437,777 shares of Common Stock outstanding. Approximately 4,176,000 additional shares of Common Stock currently are issuable upon exercise of outstanding employee stock options, warrants, and unit purchase options. As a result, an aggregate of approximately 17,614,000 of the 20,000,000 shares of Common Stock authorized for issuance under the Restated Articles currently are outstanding or issuable.

         The proposed increase in the number of shares of Common Stock authorized for issuance will provide the Company with the flexibility necessary to enable it to (a) raise additional capital through one or more public offerings or private placements of shares of Common Stock or options, warrants, convertible debt, convertible preferred stock, or other securities exercisable or convertible into shares of Common Stock; (b) acquire additional assets or businesses by using shares of Common Stock for a portion or all of the consideration paid to the sellers; (c) repay existing indebtedness by issuing shares of Common Stock in lieu of cash; (d) attract and retain directors, officers, and key employees and motivate such persons to exert their best efforts on behalf of the Company by issuing options to acquire shares of Common Stock; or (e) make stock dividends to existing shareholders. The Board of Directors believes that the number of shares of Common Stock currently authorized for issuance is not adequate to provide a sufficient number of shares for transactions such as those described above as and when they may arise in the future. Accordingly, the Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock could be an important factor in the Company's ability to raise capital and to acquire significant amounts of new assets and is appropriate and in the best interests of the Company and its shareholders generally. Upon approval of the proposed amendment to the Restated Articles and filing of Articles of Amendment with the Georgia Secretary of State, the authorized shares of Common Stock will be available for issuance by action of the Board of Directors for any of the reasons described above or for any other corporate purpose. With the exception of certain extraordinary issuances, no further shareholder approval will be required before the Company can complete any of the transactions described above.

Authorization of Serial Preferred Stock

         As described above, the Company's Restated Articles currently do not authorize the issuance of any shares of preferred stock. The Board of Directors believes that, in certain instances, it would be advantageous to the Company and its shareholders to have the flexibility to issue shares of preferred stock instead of Common Stock or debt securities. The Company may not be able to, and does not desire to, raise the entire amount of funds needed to operate and expand the Company from additional borrowings. In particular, the Company's current credit facility places significant limitations on the Company's ability to incur additional indebtedness. In addition, the Company recognizes that it may not be able to issue additional shares of Common Stock at certain times as a result of market conditions or lack of market demand. The Company believes that the ability to issue one or more series of preferred stock would provide a new source of capital and enhance its ability to make acquisitions.

         The proposed amendment to the Restated Articles would authorize the Board of Directors to approve the issuance of one or more series of preferred stock and to establish the terms for such Preferred Stock as the Board of Directors may deem appropriate. No further shareholder approval would be required for the authorization and issuance of such preferred stock unless otherwise required by applicable laws or by the rules of the American Stock Exchange. As described below, those terms may include preferential dividend rights, voting rights, and liquidation rights. The Board of Directors believes that this flexibility is necessary in order to enable it to tailor the specific terms of any series of Preferred Stock that may be issued to meet market conditions and financing or acquisition opportunities as they arise without the expense, delay, and uncertainty that may be encountered in calling a meeting of the Company's shareholders to approve the terms of any specific series of Preferred Stock. The Board of Directors also believes that, as a practical matter in today's financial markets, it seldom is practicable to delay potential issuances of Preferred Stock for the period that would be necessary to obtain shareholder approval of any particular series of Preferred Stock.

         The Board of Directors will have broad discretion with respect to designating and establishing the terms of each series of Serial Preferred Stock prior to its issuance. Under the proposed amendment, the Board of Directors will have authority to set or change the dividend rate, if any, time of payment, and whether dividends are cumulative on any shares of Serial Preferred Stock. As a result, the holders of Serial Preferred Stock may receive payment of dividends from the Company at times when no dividends are paid on the Company's Common Stock or the amount of any dividends paid on the Company's Common Stock is less than the amount paid to such Serial Preferred Stock. The Board of Directors also will have authority to determine whether any shares of Serial Preferred Stock will have voting rights in addition to the voting rights provided by law and, if so, the extent of such rights, including the right to elect one or more members of the Company's Board of Directors at all times or upon non-payment of dividends for a specified period of time. Under the proposed amendment, the Board of Directors also will have authority to determine (i) whether shares of a series will be redeemable and, if so, the redemption price, sinking fund provisions, and other terms and conditions for redemption; (ii) whether shares of a series will be convertible into or exchangeable for shares of Common Stock or any other preferred stock and, if so, the terms and conditions of such conversion or exchange; and (iii) the liquidation rights of such shares in the event of a liquidation, dissolution, or winding up of the Company, which may be prior in right of payment to the rights of holders of Common Stock.

         The Company currently does not have any plans to issue shares of Serial Preferred Stock. The Board of Directors believes, however, that the ability to issue Serial Preferred Stock may be helpful in structuring financings or acquisitions in the future for the reasons described above.

Potential Effects of the Proposed Amendment

         In deciding whether to issue additional shares of Common Stock or shares of Serial Preferred Stock, the Board of Directors will carefully consider the terms of such capital stock and the effect of the issuance on the operating results of the Company and its existing shareholders. With the exception of stock dividends, issuances of Common Stock or one or more series of Serial Preferred Stock may result in dilution to the investments of existing shareholders. In addition, issuances of Common Stock or Serial Preferred Stock could be used to discourage or make more difficult a business combination or an attempt to obtain control of the Company that is not approved by the Company's Board of Directors, even when those attempts may be in the best interests of some or all of the Company's shareholders. In addition, certain provisions in the Company's Amended and Restated Bylaws make applicable to the Company certain provisions of Georgia law relating to business combinations with interested shareholders. These provisions may create a potential restraint on takeovers or other changes in control of the Company. The Board of Directors did not propose this amendment for the purpose of discouraging mergers, tender offers, proxy contests or other changes in control of the Company and the Company is not aware of any specific effort to accumulate its Common Stock or to obtain control of the Company by means of a merger, tender offer, solicitation, or otherwise.

         No rights of appraisal or similar rights of dissenters exist with respect to this matter.

Ratification by Shareholders of the Proposed Amendment to the Restated Articles

         Approval of the proposed amendment to the Restated Articles will require the affirmative vote of the holders of a majority of the total number of the issued and outstanding shares of the Company's Common Stock. Upon approval by the Company's shareholders, the proposed amendment will become effective upon filing of Articles of Amendment with the Georgia Secretary of State, which will occur as soon as practicable following the Meeting. In the event that the proposed amendment is not approved by the Company's shareholders at the Meeting, the current Restated Articles will remain in effect.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Change of Accountants

         Upon consummation of the Merger, the former shareholders of DRC owned an aggregate of approximately 53.0% of the outstanding voting power of the Company immediately following the Merger. Accordingly, the Merger has been accounted for as a reverse purchase under generally accepted accounting principles, pursuant to which DRC is considered to be the acquiring entity and the Company the acquired entity for accounting purposes, even though the Company is the surviving legal entity. As a result of the reverse purchase accounting treatment, the Company determined that it was in its best interests that
Deloitte  &  Touche  LLP  ("Deloitte  &  Touche"),   DRC's  independent   public
accountants prior to the Merger, serve as the Company's independent public accountants following the Merger. Accordingly, the Company ceased its client-auditor relationship with KPMG Peat Marwick LLP ("Peat Marwick") effective April 29, 1996, and the Company retained Deloitte & Touche as its independent public accountants on April 29, 1996. The change in independent public accountants was approved by the Board of Directors of the Company, including all of the members of the Audit Committee of the Board of Directors.

         Peat Marwick's report on the financial statements of the Company for the years ended September 28, 1994 and September 27, 1995 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the two audits for the years ended September 28, 1994 and September 27, 1995, and subsequently to April 29, 1996, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Peat Marwick, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Prior to retaining Deloitte & Touche, no discussions took place between the Company and Deloitte & Touche regarding the application of accounting principles or the type of opinion that might be rendered on the Company's financial statements since the historical financial statements of DRC, as audited by Deloitte & Touche, will be the continuing historical financial statements of the Company. The Company has authorized Peat Marwick to respond fully to inquiries from Deloitte & Touche.

Ratification of Appointment of Independent Auditors

         The Board of Directors has appointed Deloitte & Touche, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1997 and recommends that vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors anticipates that representatives of Deloitte & Touche will be present at the Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.


                        DEADLINE FOR RECEIPT OF PROPOSALS

         Shareholder proposals that are intended to be presented by such shareholders at the annual meeting of shareholders of the Company to be held during calendar 1998 must be received by the Company no later than January __, 1998 in order to be included in the proxy statement and form of proxy relating to such meeting.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                                                             Dated: May __, 1997

                                   APPENDIX A
                                   ----------

                                DENAMERICA CORP.
                             1996 STOCK OPTION PLAN

                                    ARTICLE I
                                     General

         1.1      Purpose of Plan; Term.

                  (a) Adoption. On December 10, 1996, the Board of Directors (the "Board") of DenAmerica Corp., a Georgia corporation (the "Company"), adopted this stock option plan to be known as the DenAmerica Corp. 1996 Stock Option Plan (the "Plan").

                  (b) Defined Terms. All initially capitalized terms used hereby shall have the meaning set forth in Article V hereto.

                  (c) General Purpose. The purpose of the Grant Program is to further the interests of the Company and its shareholders by encouraging key persons associated with the Company (or Parent or Subsidiary Corporations) to acquire shares of the Company's Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the granting of options to acquire the Company's Stock ("Options"), the direct granting of the Company's Stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash Awards shall be collectively referred to herein as "Awards").

                  (d) Character of Options. Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as "incentive stock options" as defined in Code section 422 ("Incentive Stock Options") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

                  (e) Rule 16b-3 Plan. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by a Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

                  (f) Duration of Plan. The term of the Plan is 10 years commencing on the date of adoption of the original Plan by the Board as specified in Section 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

         1.2      Stock and Maximum Number of Shares Subject to Plan.

                  (a) Description of Stock and Maximum Shares Allocated. The shares of stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan are shares of the Company's common stock, $.10 par value per share (the "Stock"), which may be either unissued or treasury shares. The Company may not issue more than 500,000 shares of Stock pursuant to the Plan, unless the Plan is amended as provided in Section 1.3 or the maximum number of shares subject to the Plan is adjusted as provided in Section 3.1.

                  (b) Calculation of Available Shares. The number of shares of Stock available under the Plan shall be reduced (i) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon exercise of an Option and (ii) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon the grant of a Stock Award or the exercise of a SAR.

                  (c) Restoration of Unpurchased Shares. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

         1.3      Approval; Amendments.

                  (a) Approval by Shareholders. The Plan shall be submitted to the shareholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Plan by the Board. Shareholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. The date such shareholder approval has been obtained shall be referred to herein as the "Effective Date."

                  (b) Commencement of the Grant Program. The Grant Program is effective immediately, but if the Plan is not approved by the shareholders within 12 months after its adoption by the Board, the Plan and all Options and Awards made under the Grant Program will automatically terminate and be forfeited to the same extent and with the same effect as though the Plan had never been adopted.

                  (c) Amendments to Plan. The Board may, without action on the part of the Company's shareholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Option outstanding under the Plan, and further provided that, except as provided in Article III hereof, the Board may not, without the approval of the Company's shareholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Options may be granted or the exercise price at which any outstanding Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's shareholders and (B) each such Option or Award granted does not become exercisable or vested, in whole or in part, at any time prior to the obtaining of such shareholder approval.

                                   ARTICLE II
                                  Grant Program

         2.1      Participants; Administration.

                  (a) Eligibility and Participation. Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that (1) Incentive Stock Options may only be granted to key personnel of the Company (and its Parent or Subsidiary Corporation) who are also employees of the Company (or its Parent or Subsidiary Corporation) and (2) the maximum number of shares of stock with respect to which Options or Awards may be granted to any employee during the term of the Plan shall not exceed 50 percent of the shares of stock covered by the Plan. A Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Option is to be an Incentive Stock Option, the time or times at which each such Option is to become exercisable, and the maximum term for which the Option is to be outstanding. A Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive Awards under the Grant Program and the conditions relating to such Award.

                  (b) General Administration. The Eligible Persons under the Grant Program shall be divided into two groups and there shall be a separate administrator for each group. One group will be comprised of Eligible Persons that are Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding equity securities. Initially, the power to administer the Grant Program with respect to Eligible Persons that are Affiliates shall be vested with the Board. At any time, however, the Board may vest the power to administer the Grant Program with respect to Persons that are Affiliates exclusively with a committee (the "Senior Committee") comprised of two or more Non-Employee Directors who are appointed by the Board. The Senior Committee, in its sole discretion, may require approval of the Board for specific grants of Options or Awards under the Grant Program. The administration of all Eligible Persons that are not Affiliates ("Non-Affiliates") shall be vested exclusively with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of one or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Grant Program with respect to the Non-Affiliates. In addition, the Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or a portion of the Grant program with respect to all or a portion of the Eligible Persons. Members of the Senior Committee, Employee Committee or any other committee allowed hereunder shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed hereunder and reassume all or a portion of powers and authority previously delegated to such committee. The Board in its discretion may also require the members of the Senior Committee, the Employee Committee or any other committee allowed hereunder to be "outside directors" as that term is defined in any applicable regulations promulgated under Code section 162(m).

                  (c) Plan Administrators. The Board, the Employee Committee, Senior Committee, and/or any other committee allowed hereunder, whichever is applicable, shall be each referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Grant Program, to grant Options or Awards under the Grant Program, to establish such rules and regulations as they may deem appropriate with respect to the proper administration of the Grant Program and to make such determinations under, and issue such interpretations of, the Grant Program and any outstanding Option or Award as they may deem necessary or advisable. Unless otherwise required by law or specified by the Board with respect to any committee, decisions among the members of a Plan Administrator shall be by majority vote. Decisions of a Plan Administrator shall be final and binding on all parties who have an interest in the Grant Program or any outstanding Option or Award.

                  (d) Guidelines for Participation. In designating and selecting Eligible Persons for participation in the Grant Program, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. A Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.

         2.2      Terms and Conditions of Options.

                  (a) Allotment of Shares. A Plan Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of an Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

                  (b) Exercise Price. Upon the grant of any Option, a Plan Administrator shall specify the option price per share. If the Option is intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 100 percent of the fair market value per share of the stock on the date the Option is granted (110 percent if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of Section 3.5 hereof.

                  (c) Individual Stock Option Agreements. Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.2. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

                  (d) Option Period. No Option granted under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or any Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. An Option may be exercised in full or in part at any time or from time to time during the term of the Option or provide for its exercise in stated installments at stated times during the Option's term.

                  (e) Vesting; Limitations. The time at which Options may be exercised with respect to an Optionholder shall be in the discretion of that Optionholder's Plan Administrator. Notwithstanding the foregoing, to the extent an Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its Parent or Subsidiary Corporations) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

                  (f) No Fractional Shares. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Option granted under the Plan.

                  (g) Method of Exercise. To exercise an Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                           (i)  execute  and  deliver  to the  Company a written
notice of exercise signed in writing by the person exercising the Option specifying the number of shares of Stock with respect to which the Option is being exercised;

                           (ii)  pay the  aggregate  Option  Price in one of the
alternate forms as set forth in Section 2.2(h) below; and

                           (iii)  furnish  appropriate  documentation  that  the
person or persons exercising the Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company will mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising an Option under the Plan) a certificate or certificates representing the Stock acquired upon exercise of the Option.

                  (h) Payment of Option Price. The aggregate Option Price shall be payable in one of the alternative forms specified below:

                           (i) Full payment in cash or check made payable to the
Company's order; or

                           (ii) Full  payment  in  shares of Stock  held for the
requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 3.5 hereof); or

                           (iii)  If  a  cashless   exercise  program  has  been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  (i) Rights of a Shareholder. An Optionholder shall not have any of the rights of a shareholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise and full payment for the Optioned Shares.

                  (j) Repurchase Right. The Plan Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to an Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may also in its discretion establish as a term and condition of one or more Options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the Optionholder of any shares of Stock issued upon the exercise of such Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

                  (k)      Termination of Incentive Stock Options.

                           (i)  Termination  of  Service.  If  any  Optionholder
ceases to be in Service to the Company for a reason other than permanent disability or death and any vested Option held by such Optionholder is an Incentive Stock Option, then such Optionholder may, within three months after the date of termination of such Service, but in no event after the Incentive Stock Option's stated expiration date, exercise some or all of the Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that if the Optionholder is discharged for Cause or commits acts detrimental to the Company's interests after the Service of the Optionholder has been terminated, then the Incentive Stock Options will thereafter be void for all purposes. "Cause" shall mean a termination of Service based upon a finding by the applicable Plan Administrator that the Optionholder: (i) has committed a felony involving dishonesty, fraud, theft or embezzlement; (ii) after written notice from the Company has repeatedly failed or refused, in a material respect, to follow reasonable policies or directives established by the Company; (iii) after written notice from the Company, has willfully and persistently failed to attend to material duties or obligations; (iv) has performed an act or failed to act, which, if he were prosecuted and convicted, would constitute a theft of money or property of the Company; or (v) has misrepresented or concealed a material fact for purposes of securing employment with the Company. If any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder will have 12 months after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Incentive Stock Options, to exercise Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of the disability.

                           (ii) Death of Optionholder.  If an Optionholder  dies
while in the Company's Service, any vested Options that are Incentive Stock Options that the Optionholder was entitled to exercise on the date of death will be exercisable within three months after such date or until the stated expiration date of the Optionholder's Incentive Stock Options, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Company of the notice of exercise and of payment in full of the Option Price as specified in Sections 2.2(g) and (h) hereof, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

                  (l) Termination of Nonqualified Options. Any Options that are not Incentive Stock Options and that are exercisable at the time an Optionholder ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options. In the absence of any provision in the documents evidencing such Options, the Options shall remain exercisable (i) for a period of three months after termination as a result of the Optionholder's death; (ii) for a period of 12 months if the Optionholder ceases to be in service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code (as determined by the applicable Plan Administrator); and (iii) for a period of three months after termination for any other reason; provided, that no Option shall be exercisable after the Option's stated expiration date, and provided further, that if the Optionholder is discharged for Cause (as defined in Section 2.2(k)(i)) or commits acts detrimental to the Company's interests after the Service of the Optionholder has been terminated, then the Option will thereafter be void for all purposes.

                  (m) Other Plan Provisions Still Applicable. If an Option is exercised upon the termination of Service or death of an Optionholder under this
Section 2.2, the other provisions of the Plan will continue to apply to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

                  (n) Definition of "Service". For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder is deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of the applicable Plan Administrator, an Optionholder will be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder will be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

         2.3      Terms and Conditions of Stock Awards.

                  (a) Eligibility. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. Except as otherwise provided in this Plan, the grant of a Stock Award to a person (a "Grantee") shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award for Services Rendered. Stock Awards shall be granted in recognition of an Eligible Person's services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable Arizona corporate law, employment tax and/or income tax withholding requirements.

                  (c) Conditions to Award. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.

                  (d) Award Agreements. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

         2.4      Terms and Conditions of SARs.

                  (a) Eligibility. All Eligible Persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award of SARs. Concurrently with or subsequent to the grant of any Option to purchase one or more shares of Stock, the Plan Administrator may award to the Optionholder with respect to each share of Stock underlying the Option, a related SAR permitting the Optionholder to be paid any appreciation on that Stock in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person a SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such shares are actually issued.

                  (c)  Conditions  to SAR.  All SARs  shall be  subject  to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

                  (d) SAR Agreements. A Plan Administrator may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Plan Administrator from time to time approves.

                  (e) Exercise. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified by the Plan Administrator in the SAR agreement.

                  (f) Amount of Payment. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

                  (g) Form of Payment. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

                  (h) Termination of Employment; Death. Section 2.2(k), applicable to Incentive Stock Options, and Section 2.2(l), applicable to all other Options, shall apply equally to SARs issued in tandem with such Options.
Section 2.2(l) shall apply equally to SARs that are not issued in tandem with any Options.

         2.5      Other Cash Awards.

                  (a) In General. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

                  (b) Conditions to Award. All Cash Awards shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

                                   ARTICLE III
                                  Miscellaneous

         3.1 Capital Adjustments. The aggregate number of shares of Stock subject to the Plan, the number of shares of Stock covered by outstanding Options and Awards, and the price per share stated in all outstanding Options and Awards shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

         3.2 Mergers, Etc. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in Section 3.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

         3.3 Corporate Transaction. In the event of shareholder approval of a Corporate Transaction, the Plan Administrator shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Options or Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

         3.4      Change in Control.

                  (a) Grant Program. In the event of a Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

                  (b) Incentive Stock Option Limits. The exercisability of any Options which are intended to qualify as Incentive Stock Options and which are accelerated by the Plan Administrator in connection with a pending Corporation Transaction or Change in Control shall, except as otherwise provided in the discretion of the Plan Administrator and the Optionholder, remain subject to the $100,000 Limitation and vest as quickly as possible without violating the $100,000 Limitation.

         3.5 Calculation of Fair Market Value of Stock. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                  (a) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                  (b) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (c) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

         3.6 Use of Proceeds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

         3.7 Cancellation of Options. Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Options under the Plan covering the same or different numbers of shares of Stock as long as such new Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 2.2(b) hereof on the new grant date.

         3.8 Regulatory Approvals. The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it, and the Stock issued pursuant to it.

         3.9 Indemnification. In addition to such other rights of indemnification as they may have, the members of a Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

         3.10 Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without shareholder approval.

         3.11 Company Rights. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         3.12 Assignment. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. Except as specifically allowed by the Plan Administrator at the time of grant and set forth in the documents evidencing an Option or Award, no Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

         3.13     Securities Restrictions.

                  (a) Legend on Certificates. All certificates representing shares of Stock issued under the Plan shall be endorsed with a legend reading as follows:

                  The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  (b) Private Offering for Investment Only. The Options and Awards are and shall be made available only to a limited number of present and future key personnel and their permitted transferees who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel or their permitted transferees. By the act of accepting an Option or Award, each grantee or permitted transferees agrees (i) that, any shares of Stock acquired will be solely for investment and not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

                  (c)  Registration   Statement.  If  a  Registration  Statement
covering the shares of Stock issuable under the Plan is filed under the Securities Act of 1933, as amended, and is declared effective by the Securities Exchange Commission, the provisions of Sections 3.13(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

         3.14     Tax Withholding.

                  (a) General. The Company's obligation to deliver Stock under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

                  (b) Shares to Pay for Withholding. The Board may, in its discretion and in accordance with the provisions of this Section 3.14(b) and such supplemental rules as it may from time to time adopt, provide any or all Optionholders or Grantees with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders or Grantees in connection with the receipt of Stock ("Taxes"). Such right may be provided to any such Optionholder or Grantee in either or both of the following formats:

                           (i) Stock Withholding. An Optionholder or Grantee may
be provided with the election, which may be subject to approval by the Plan Administrator, to have the Company withhold, from the Stock otherwise issuable, a portion of those shares of Stock with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the applicable Taxes designated by the Optionholder or Grantee.

                           (ii)  Stock   Delivery.   The  Board   may,   in  its
discretion, provide the Optionholder or Grantee with the election to deliver to the Company, at the time the Option is exercised or Stock is awarded, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of the taxes (not to exceed 100 percent) incurred in connection with such Option exercise or Stock Award designated by the Optionholder or Grantee.

         3.15 Governing Law. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Arizona.

                                   ARTICLE IV
                                   Definitions

         The following capitalized terms used in this Plan shall have the meaning described below:

         "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

         "Award" shall mean a Stock Award, SAR or Cash Award under the Grant Program.

         "Board" shall mean the Board of Directors of the Company.

         "Cash Award"  shall mean an award to be paid in cash and granted  under
Section 2.5 hereunder.

         "Change in Control" shall mean and include the following transactions or situations:

                  (i) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company.

                  (ii) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

                  (iii) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least 30 percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

                  (iv) Any  consolidation  or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the Beneficial Owners of securities of the surviving corporation representing at least 50 percent of the combined voting power of the surviving corporation's then outstanding securities.

                  (v) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                  (vi) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement.

         Notwithstanding any provision hereof to the contrary, the filing of a proceeding for the reorganization of the Company under Chapter 11 of the General Bankruptcy Code or any successor or other statute of similar import shall not be deemed to be a Change of Control for purposes of this Plan.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Company" shall mean DenAmerica Corp., a Georgia corporation.

         "Corporate Transaction" shall mean (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the

Company is incorporated; (b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company, or (c) any reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

         "Effective Date" shall mean the date that the Plan has been approved by the shareholders as required by Section 1.3(a) hereof.

         "Eligible Persons" shall mean, with respect to the Grant Program, those persons who, at the time that the Option or Award is granted, are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations.

         "Employee Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of one or more persons who are members of the Board.

         "Exercise Date" shall be the date on which written notice of the exercise of an Option and payment of the Option Price is delivered to the Company in accordance with the requirements of the Plan.

         "Grantee" shall mean an Eligible Person who has received an Award.

         "Grant Program" shall mean the program described in Article II of this Agreement pursuant to which certain Eligible Persons are granted Options or Awards in the discretion of the Plan Administrator.

         "Incentive Stock Option" shall mean an Option that is intended to qualify as an "incentive stock option" under Code section 422.

         "Non-Affiliates" shall mean all persons who are not Affiliates.

         "Non-Employee Directors" shall mean those Directors who satisfy the definition of "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

         "$100,000 Limitation" shall mean the limitation pursuant to which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

         "Optionholder" shall mean an Eligible Person to whom Options have been granted.

         "Optioned Shares" shall be those shares of Stock to be optioned from time to time to any Eligible Person.

         "Option Price" shall mean the exercise price per share as specified by the Plan Administrator or by the terms of the Plan.

         "Options" shall mean options to acquire Stock granted under the Plan.

         "Parent Corporation" shall mean any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below.

         "Plan" shall mean this stock option plan for DenAmerica Corp.

         "Plan Administrator" shall mean (a) either the Board, the Senior Committee, or any other committee, whichever is applicable, with respect to the administration of the Grant Program as it relates to Affiliates and (b) either the Board, the Employee Committee, or any other committee, whichever is applicable, with respect to the administration of the Grant Program as it relates to Non-Affiliates.

         "SAR" shall mean stock appreciation  rights granted pursuant to Section
2.4 hereof.

         "Senior Committee" shall mean that committee appointed by the Board to administer the Grant Program with respect to the Affiliates and comprised of two or more Non-Employee Directors.

         "Service" shall have the meaning set forth in Section 2.2(n) hereof.

         "Stock" shall mean shares of the Company's common stock, $.01 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

         "Stock  Awards"  shall  mean  Stock  directly  granted  under the Grant
Program.

         "Subsidiary Corporation" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

         EXECUTED as of the 10th day of December, 1996.

                                        DENAMERICA CORP.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------


ATTESTED BY:


------------------------------------
Secretary

                                   EXHIBIT "B"
                                   -----------


                              ARTICLES OF AMENDMENT
                                       OF
                                DENAMERICA CORP.

                                       1.

                  The name of the corporation is:

                                DENAMERICA CORP.

                                       2.

                  Article II of the Articles of Incorporation shall be amended in its entirety to be and read as follows:

                                   "ARTICLE II

                  Section 2.1 Common Stock. The aggregate number of shares of common stock (the "Common Stock") that the Corporation shall have the authority to issue is 40,000,000, with $.10 par value per share. Except as required by law or as set forth in articles of amendment filed with the Georgia Secretary of State with respect to any series of preferred stock issued by the Corporation, each share of Common Stock shall have one vote on each matter submitted to a vote of the shareholders of the Corporation. Subject to the provisions of applicable law and the rights of the holders of the outstanding shares of Preferred Stock, if any, the holders of shares of Common Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of the assets of the Corporation legally available therefor, dividends or other distributions, whether payable in cash, property or securities of the Corporation. The holders of shares of Common Stock shall be entitled to receive, in proportion to the number of shares of Common Stock held, the net assets of the Corporation upon dissolution after any preferential amounts required to be paid or distributed to holders of outstanding shares of Preferred Stock, if any, are so paid or distributed.

                  Section 2.2 Preferred Stock. The aggregate number of shares of preferred stock (the "Preferred Stock") that the Corporation shall have authority to issue is 5,000,000, with a par value of $.01 per share. The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred Stock, including any designations, preferences, privileges, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors, and articles of amendment shall be filed with the Georgia Secretary of State as required by law to be filed with respect to the issuance of such Preferred Stock, prior to the issuance of any shares of such series.

                  The Board of Directors is expressly authorized, at any time, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and, if and to the extent from time to time required by law, by filing articles of amendment which are effective without shareholder action, to increase or decrease the number of shares included in each series of Preferred Stock, but not below the number of shares then issued, and to set in any one or more respects the designations, preferences, conversion, or other rights, voting powers,
restrictions,   limitations  as  to  dividends,  qualifications,  or  terms  and conditions of redemption relating to the shares of each such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, setting or changing the following:

                  (i) the dividend rate, if any, on shares of such series, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

                  (ii)       whether  the  shares  of  such   series   shall  be
                             redeemable and, if so, the redemption price and the terms and conditions of such redemption;

                  (iii) the obligation, if any, of the Corporation to redeem shares of such series pursuant to a sinking fund;

                  (iv) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

                  (v) whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the extent of such voting rights;

                  (vi) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

                  (vii) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series.

                  Section 2.3 Shares Acquired by the Corporation. Shares of Common Stock that have been acquired by the Corporation shall become treasury shares and may be resold or otherwise disposed of by the Corporation for such consideration, not less than the par value thereof, as shall be determined by the Board of Directors, unless or until the Board of Directors shall by resolution provide that any or all treasury shares so required shall constitute authorized but unissued shares. Unless otherwise provided in the resolutions adopted by the Board of Directors and set forth in the articles of amendment filed with the Georgia Secretary of State with respect to any series of Preferred Stock, shares of Preferred Stock that have been acquired by the Corporation shall become treasury shares and may be resold or otherwise disposed of by the Corporation for such consideration, not less than the par value thereof, as shall be determined by the Board of Directors, unless or until the Board of Directors shall by resolution provide that any or all treasury shares so required shall constitute authorized but unissued shares."

                                       3.

                  The amendment was adopted by the Board of Directors of the Corporation on March 6, 1997 and approved by the Shareholders of the Corporation on ___________________, 1997.

                  IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by a duly authorized officer on the _____ day of ____________________, 1997.

                                        DENAMERICA CORP.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                DENAMERICA CORP.
                       1997 ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned shareholder of DENAMERICA CORP., a Georgia corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company, each dated May __, 1997, and hereby appoints Jack M. Lloyd and William J. Howard, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of the Company, to be held on Thursday, June 26, 1997, at 12:00 noon, local time, at the Radisson Resort of Scottsdale, 7171 N. Scottsdale Road, Scottsdale, Arizona, and at any adjournment or adjournments thereof, and to vote all shares of the Company's Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of directors; FOR approval of the Company's 1996 Stock Option Plan; FOR approval of the proposal to amend the Company's Restated Articles of Incorporation; FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company; and as said proxies deem advisable on such other matters as may come before the meeting.

     A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

(Continued, and to be signed and dated, on the reverse side.)

1.   ELECTION OF DIRECTORS:     [ ] FOR all nominees listed below      [ ] WITHHOLD AUTHORITY to vote
                                (except as indicated).                 for all nominees listed below.

To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

        Jack M. Lloyd, William J. Howard, William G. Cox, Todd S. Brown,
          John M. Holliman, III, C. Alan MacDonald, and Fred W. Martin

2.   Proposal to approve the Company's 1996 Stock Option Plan:

     FOR  [ ]  AGAINST  [ ]   ABSTAIN  [ ]

3. Proposal to amend the Company's Restated Articles of Incorporation to (a) increase the number of shares of the Company's common stock, par value $.10 per share, that are authorized for issuance from the current maximum of 20,000,000 shares to a maximum of 40,000,000 shares, and (b) authorize 5,000,000 shares of serial preferred stock, par value $.01 per share, which may be issued in one or more series from time to time as determined by the Company's Board of Directors with such designations, preferences, privileges, conversion and other rights, voting powers, restrictions, limitations, qualifications, and other terms and conditions as the Board of Directors may determine.

     FOR  [ ]  AGAINST  [ ]   ABSTAIN  [ ]

4. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company.

     FOR  [ ]  AGAINST  [ ]   ABSTAIN  [ ]

And upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.


Dated:__________________, 1997          ----------------------------------------
                                                       Signature

                                        ----------------------------------------
                                                       Signature
                                        (This Proxy  should be dated,  signed by
                                        the shareholder(s) exactly as his or her
                                        name   appears   hereon,   and  returned
                                        promptly  in  the   enclosed   envelope.
                                        Persons signing in a fiduciary  capacity
                                        should so  indicate.  If shares are held
                                        by  joint   tenants   or  as   community
                                        property,   both   shareholders   should
                                        sign.)

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.
                          Votes must be indicated (x) in Black or Blue ink.  [X]